UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 20, 2020

(Date of earliest event reported)

AMAYA Global Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-174874	35-2379917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 Madison Avenue, Suite 201

New York, NY 10016

Phone: 212-871-6174

(Address of principal executive offices and zip code and Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On March 20, 2020, AMAYA Global Holdings Corp (the “Company”) issued 15,000,000 shares of common stock to AMAYA Global Holdings Inc, a New York corporation (the “AMAYA NY”), and 10,000,000 shares of common stock to Mann C. Yam, our officer and director.

On March 20, 2020, the Company issued 30,000,000 shares of Series A Convertible Preferred Stock to AMAYA NY and 20,000,000 shares of Series A Convertible Preferred Stock to Mann C. Yam.

The issuance of these common shares and Series A convertible preferred shares are in reliance on the exemption from securities registration pursuant to Regulation D.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMAYA Global Holdings Corp.

Dated: March 31, 2020	/s/ Mann C. Yam Mann C. Yam Chairman, President